                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                                    --------

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _____

                       ---------------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

   A NATIONAL BANKING ASSOCIATION                   36-0899825
                                                   (I.R.S. EMPLOYER
                                              IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS         60670-0126
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                         CHICAGO, ILLINOIS   60670-0286
            ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                      -----------------------------------

                        COLUMBUS SOUTHERN POWER COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


             OHIO                                             31-4154203
  (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)


     215 NORTH FIRST STREET
        COLUMBUS, OHIO                                         43215
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                DEBT SECURITIES
                          (TITLE OF INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING
          --------------------
          INFORMATION AS TO THE TRUSTEE:

          (a) NAME AND ADDRESS OF EACH EXAMINING OR
          SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of Currency, Washington, D.C.,
          Federal Deposit Insurance Corporation,
          Washington, D.C., The Board of Governors of the Federal Reserve System, Washington D.C.

          (b) WHETHER IT IS AUTHORIZED TO EXERCISE
          CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
          ------------------------------
          IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
          SUCH AFFILIATION.

          No such affiliation exists with the trustee.


ITEM 16.  LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
          -----------------
          PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.  A copy of the existing by-laws of the trustee.*

          5.  Not Applicable.

          6.  The consent of the trustee required by
              Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.  Not Applicable.

          9.  Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 4th day of February, 1997.


                    THE FIRST NATIONAL BANK OF CHICAGO,
                    TRUSTEE

                    BY   /S/ RICHARD D. MANELLA

                         RICHARD D. MANELLA
                         VICE PRESIDENT




* EXHIBITS 1, 2, 3 AND 4 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 16 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 25.1 TO THE REGISTRATION STATEMENT ON FORM S-3 OF SUNAMERICA INC. FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1996 (REGISTRATION NO. 333-14201).

                                   EXHIBIT 6



                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT



                              February 4, 1997


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Columbus Southern Power Company and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                    Very truly yours,

                    THE FIRST NATIONAL BANK OF CHICAGO

                    BY:  /S/ RICHARD D. MANELLA

                         RICHARD D. MANELLA
                         VICE PRESIDENT

                                   EXHIBIT 7

Legal Title of Bank:    The First National Bank of Chicago  Call Date: 09/30/96  ST-BK:  17-1630 FFIEC 031
Address:                One First National Plaza, Ste 0460                                          Page RC-1
City, State  Zip:       Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8
                        ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET



                                                                                                               C400
                                                                         DOLLAR AMOUNTS IN                   ---------
                                                                             THOUSANDS            RCFD      BIL MIL THOU   less than
                                                                         -----------------        ----      ------------   ---------

ASSETS
1.   Cash and balances due from depository institutions (from Schedule
     RC-A):
     a. Noninterest-bearing balances and currency
        and coin(1)..................................................                              0081       4,041,784         1.a.

     b. Interest-bearing balances(2).................................                              0071       5,184,890         1.b.

2.   Securities
     a. Held-to-maturity securities(from Schedule
        RC-B, column A)..............................................                              1754               0         2.a.

     b. Available-for-sale securities (from
        Schedule RC-B, column D).....................................                              1773       3,173,481         2.b.

3.   Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
     a. Federal Funds sold...........................................                              0276       3,505,874         3.a.

     b. Securities purchased under agreements to resell..............                              0277         145,625         3.b.

4.   Loans and lease financing receivables:
     a. Loans and leases, net of unearned income (from Schedule
        RC-C)........................................................    RCFD 2122 22,835,958                                  4.a.
     b. LESS: Allowance for loan and lease losses....................    RCFD 3123    418,851                                  4.b.
     c. LESS: Allocated transfer risk reserve........................    RCFD 3128          0                                  4.c.
     d. Loans and leases, net of unearned
        income, allowance, and
        reserve (item 4.a minus 4.b and 4.c).........................                              2125       22,417,107       4.d.
5.   Assets held in trading accounts.................................                              3545        8,121,948       5.
6.   Premises and fixed assets (including capitalized leases)........                              2145          707,971       6.
7.   Other real estate owned (from Schedule RC-M)....................                              2150            9,184       7.
8.   Investments in unconsolidated subsidiaries and associated
     companies (from Schedule RC-M)..................................                              2130           53,803       8.
9.   Customers' liability to this bank on acceptances outstanding....                              2155          626,690       9.
10.  Intangible assets (from Schedule RC-M)..........................                              2143          310,246      10.
11.  Other assets (from Schedule RC-F)...............................                              2160        1,658,123      11.
12.  Total assets (sum of items 1 through 11)........................                              2170       49,956,726      12.

------------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:    The First National Bank of Chicago  Call Date: 09/30/96  ST-BK:  17-1630 FFIEC 031
Address:                One First National Plaza, Ste 0460                                          Page RC-2
City, State  Zip:       Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8
                        ---------

SCHEDULE RC-CONTINUED

                                                        DOLLAR AMOUNTS IN
                                                            THOUSANDS                                     BIL MIL THOU
                                                        -----------------                                 ------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of
     columns A and C from Schedule RC-E, part 1)                                         RCON 2200         22,369,341       13.a.
     (1) Noninterest-bearing(1)                         RCON 6631  9,726,987                                                13.a.(1)

     (2) Interest-bearing                               RCON 6636 12,642,354                                                13.a.(2)

     b. In foreign offices, Edge and
     Agreement subsidiaries, and
     IBFs (from Schedule RC-E, part II)                                                  RCFN 2200         10,026,286       13.b.
     (1) Noninterest bearing                            RCFN 6631    336,746                                                13.b.(1)

     (2) Interest-bearing                               RCFN 6636  9,689,540                                                13.b.(2)

14.  Federal funds purchased and securities sold
     under agreementsto repurchase in domestic
     offices of the bank and of its Edge and
     Agreement subsidiaries, and in IBFs:
     a. Federal funds purchased                                                          RCFD 0278            884,553       14.a.
     b. Securities sold under agreements to
     repurchase                                                                          RCFD 0279            717,211       14.b.
15.  a. Demand notes issued to the U.S. Treasury                                         RCON 2840             14,120       15.a.
     b. Trading Liabilities                                                              RCFD 3548          5,409,585       15b.
16.  Other borrowed money:
     a. With original maturity of one year or
     less                                                                                RCFD 2332          3,414,577       16.a.
     b. With original maturity of more than one
     year                                                                                RCFD 2333             46,685       16b.
17.  Mortgage indebtednes and obligations under
     capitalized leases                                                                  RCFD 2910            285,671       17.
18.  Bank's liability on acceptance executed and
     outstanding                                                                         RCFD 2920            626,690       18.
19.  Subordinated notes and debentures                                                   RCFD 3200          1,250,000       19.
20.  Other liabilities (from Schedule RC-G)                                              RCFD 2930          1,005,205       20.
21.  Total liabilities (sum of items 13 through 20)                                      RCFD 2948         46,049,924       21.
22.  Limited-Life preferred stock and related
     surplus                                                                             RCFD 3282                  0       22.
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus                                       RCFD 3838                  0       23.
24.  Common stock                                                                        RCFD 3230            200,858       24.
25.  Surplus (exclude all surplus related to
     preferred stock)                                                                    RCFD 3839          2,925,894       25.
26.  a. Undivided profits and capital reserves                                           RCFD 3632            770,670       26.a.
     b. Net unrealized holding gains (losses) on
     available-for-sale securities                                                       RCFD 8434             10,194       26.b.
27.  Cumulative foreign currency translation adjustments                                 RCFD 3284               (814)      27.
28.  Total equity capital (sum of items 23 through 27)                                   RCFD 3210          3,906,802       28.
29.  Total liabilities, limited-life preferred stock,
     and equity capital (sum of items 21, 22, and 28)                                    RCFD 3300         49,956,726       29.
                                                        Number
                                                       -------------
Memorandum                                               N/A
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external

                                                              Number
   auditors as of any date during 1995..................... RCFD 6724  N/A  M.1.

1 = Independent audit of the bank conducted in accordance         4. =  Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank     authority)
2 = Independent audit of the bank's parent holding company        5 =  Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing           auditors
    standards by a certified public accounting firm which         6 =  Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company               auditors
    (but not on the bank separately)                              7 =  Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in               8 =  No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

-------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.